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                                                                   EXHIBIT 10.20

                           VESSEL PURCHASE AGREEMENT

     This VESSEL PURCHASE AGREEMENT (this "Agreement"), dated and effective as of December 2, 1997, is by and between Horizon Barge & Towing, Inc., a Delaware corporation (the "Buyer"), and Horizon Vessels, Inc., a Delaware corporation (the "Seller").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, the Seller is the owner of the anchor handling tug boat known as the Mr. Eddie and the parts, equipment, machinery, implements, accessories, appurtenances, supplies and inventory related to the Mr. Eddie (collectively, the "Vessel"); and

     WHEREAS, the Seller desires to sell the Vessel and the Buyer desires to purchase the Vessel upon the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the Buyer and Seller hereto represent and agree as follows:

     1.1 Sale of the Vessel. The Buyer does buy and the Seller does hereby sell the Vessel to the Buyer by delivering the Bill of Sale in the form attached hereto as Exhibit "A" transferring to Buyer the Vessel free and clear of any claims, liens or encumbrances.

     1.2 Purchase Price. The Buyer shall, subject to the terms hereof, pay $650,000 to the Seller for the Vessel.

     1.3 "As is, Where is" Sale. The Vessel is being sold on an "as is, where is" basis and the Buyer shall accept delivery of the Vessel from the Seller in such condition. Except as set forth in Section 1.4, no representations or warranties, either expressed or implied, are made with respect to the maintenance, repair, condition, design, operation, seaworthiness, value, marketability, merchantability, usefulness or suitability for any purpose, of the Vessel.

     1.4 Title: No Encumbrance. The Seller has good, valid and marketable title to the Vessel and the Seller shall take such steps as are necessary to ensure that the Vessel shall be free and clear of all mortgages, security interests, debts, claims, liens, libels and encumbrances of any kind whatsoever. The Seller will warrant and defend the Buyer's title in and to the Vessel against the claims and demands of all persons whomsoever.

     1.5 Indemnification of Buyer by Seller. The Seller hereby agrees to pay and assume liability for, and does hereby agree to indemnify, protect, save and keep harmless the Buyer, from and against any and all liabilities, obligations, losses, damages, penalties, claims (including claims by any employee of Seller or any of its servants, crew or agents), actions, suits and related costs, expenses and disbursements, including reasonable legal fees and expenses, of whatsoever kind and nature, imposed on, asserted against or incurred by Buyer (collectively, "Losses"), in any way relating to or arising out of or alleged to be attributable to, related to or arising out of any claims, liens, and encumbrances
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arising as a matter of law from events occurring prior to the date hereof or any
Losses sustained by Buyer arising out of or related to Seller's ownership or operation of the Vessel prior to the date hereof.

     1.6 Indemnification of Seller by Buyer. Buyer hereby agrees to pay and assume liability for, and does hereby agree to indemnify, protect, save and keep harmless the Seller, from and against any and all Losses imposed on, asserted against or incurred by the Seller, in any way relating to or arising out of or alleged to be attributable to, related to or arising out of any Losses sustained by Seller arising out of or related to the ownership or operation of the Vessel after the date hereof.

     1.7 Governing Law. This Agreement shall be construed in accordance with U.S. maritime law and the substantive laws of the State of Texas.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                         BUYER:

                         HORIZON BARGE & TOWING, INC.


                         By:  /s/ Howard D. Loyd, III
                              ----------------------------------
                              Howard D. Loyd, III
                              President


                         SELLER:

                         HORIZON VESSELS, INC.


                         By:  /s/ Bill Lam
                              ----------------------------------
                              Bill Lam
                              President

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                 The exhibit to the Vessel Purchase Agreement
                       has been omitted from this filing
                   and will be furnished to the Commission's
                               staff upon request

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